UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018 (March 27, 2018)
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InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

48 NW 25th Street

Miami, FL 33127
(Address of principal executive offices, including zip code)

(786) 675-5246
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On March 27, 2018, the Audit Committee of the Board of Directors of InfoSonics Corporation (the “Company”) dismissed SingerLewak LLP (“SingerLewak”) as the Company’s independent registered public accounting firm.

The audit reports of SingerLewak on the Company’s financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through March 27, 2018, there were: (i) no disagreements between the Company and SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference to the subject matter thereof in connection with its report; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided SingerLewak with a copy of the foregoing disclosure and requested SingerLewak to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein.  A copy of the letter furnished by SingerLewak, dated March 28, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On March 27, 2018, the Audit Committee of the Board of Directors of the Company approved the engagement of MNP LLP (“MNP”) as the Company’s independent registered public accounting firm to replace SingerLewak.

During the two most recent fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through March 27, 2018, the Company has not consulted with MNP regarding any of: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.  Additionally, during the two most recent fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through March 27, 2018, no written report or oral advice was provided by MNP to the Company that MNP considered was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
16.1	Letter from SingerLewak LLP to the Securities and Exchange Commission, dated March 28, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date:	March 28, 2018	By:	/s/ Alfredo Carrasco
Alfredo Carrasco
Chief Financial Officer